                                                                   EXHIBIT 10.1*

                          AMENDMENT TO PRIOR AGREEMENT

                                     BETWEEN

                              SANDERSON FARMS, INC.
                          (McCOMB PRODUCTION DIVISION)

                                       AND

            UNITED FOOD AND COMMERCIAL WORKERS, LOCAL 1529, AFL-CIO

                                 AFFILIATED WITH

                       UNITED FOOD AND COMMERCIAL WORKERS
                          INTERNATIONAL UNION, AFL-CIO

                        JULY 1, 2002 - DECEMBER 31, 2004

                          AMENDMENT TO PRIOR AGREEMENT

      This Amendment to Agreement is effective the fourth day of January, 2004, by and between SANDERSON FARMS, INC. (PRODUCTION DIVISION) (hereinafter referred to as "Company"), and United Food and Commercial Workers, Local Union 1529 (hereinafter referred to as the "Union"), and provides as follows:

                                       1.

      The purpose of this Amendment to Agreement is to change portions of the existing Agreement between the Company and Union, as modified by Amendment dated August 22, 2003, covering the bargaining unit of employees of the Company at its Fernwood Mississippi Feed Mill. It shall be attached thereto and made a part of that Agreement.

                                       2.

      Wages shall be paid as provided in Appendix A attached hereto and made a part of this Amendment to Agreement.

      In all other respects, the existing Agreement between the parties, as entered into and signed on the 16th day of July, 2002, and as amended on August 22, 2003, shall remain in full force and effect.

      IN WITNESS WHEREOF, the parties have hereunto signed their names this 26th day of January, 2004.

SANDERSON FARMS, INC.                              UNITED FOOD AND COMMERCIAL
(McCOMB PRODUCTION DIVISION)                       WORKERS, LOCAL 1529, AFL-CIO

/s/Doug Creel                                      /s/Kevin L. Smith
----------------------------                       -----------------------------
/s/Grady Cutrer                                    /s/Rick Slayton
----------------------------                       -----------------------------
                                                   /s/Brian K. White
                                                   -----------------------------
                                                   /s/Herbert May
                                                   -----------------------------

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

                                  APPENDIX "A"

                                  WAGE SCHEDULE

                            EFFECTIVE JANUARY 4, 2004

                                    FEED MILL

Master Maintenance          $ 12.70
Unloader - Mill             $ 10.00
Control Room Technician     $ 10.00
Utility - Mill              $  9.10

      Newly hired employees shall receive a training rate of $6.55 per hour, which shall increase as follows: after 60 days, $7.65; after 6 months, $8.25; and, after one year, the amount shown above. Newly hired employees in premium classifications shall receive the rate of that classification when the employee demonstrates the ability to perform satisfactorily all the duties of the job.

                                FEED MILL DRIVERS

Payment by Load and Mileage

                                         By Mile
Load                                 Round trip miles
Per Trip                $ 13.50         - to   30                      0.2603
Per Trip - Split        $ 15.50         31 to  60                      0.2476
                                        61 to  90                      0.2360
                                        91 to 120                      0.2256
                                       121 to 150                      0.2207
                                       151 to 180                      0.2160
                                       181 and above                   0.2115

Reclaim Driver                                                $ 11.05
Holiday, Vacation, Funeral Leave                              $ 11.55
Downtime (when downtime event exceeds one hour)               $ 10.10
Training rate (until driver reaches incentive or end
   of probation, whichever is sooner)                         $ 10.10
Seniority Pay: Load/Mile Pay - Additional (after 5 years)     $ .02 per mile
Seniority Pay: Hourly Pay - Additional (after 5 years)        $ .50 per hour

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